GreeneStone Healthcare Corporation

September 16, 2014

National Investment Banking Association Conference

Disclaimer

THE INFORMATION PROVIDED IN THIS DOCUMENT IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, OPTIONS, FUTURES, OR OTHER DERIVATIVES RELATED TO SECURITIES IN ANY JURISDICTION. INFORMATION CONTAINED IN THIS DOCUMENT SHOULD NOT BE RELIED UPON AS ADVICE TO BUY OR SELL OR HOLD SUCH SECURITIES OR AS AN OFFER TO SELL SUCH SECURITIES. THIS DOCUMENT DOES NOT TAKE INTO ACCOUNT - NOR DOES IT PROVIDE ANY TAX, LEGAL OR INVESTMENT ADVICE OR OPINION REGARDING -- THE SPECIFIC INVESTMENT OBJECTIVES OR FINANCIAL SITUATION OF ANY PERSON. WHILE THE INFORMATION CONTAINED IN THIS DOCUMENT IS BELIEVED TO BE ACCURATE AND RELIABLE, GREENESTONE HEALTHCARE CORPORATION, ITS SUBSIDIARIES AND / OR AFFILIATES, AND THEIR RESPECTIVE AGENTS, ADVISORS, DIRECTORS, OFFICERS, EMPLOYEES, AND SHAREHOLDERS ("COMPANY") MAKE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION, AND COMPANY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY THAT MAY BE BASED ON SUCH INFORMATION, OR ERRORS OR OMISSIONS THEREOF.

THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN (SUCH AS STATEMENTS RELATING TO THE FUTURE ANTICIPATED DIRECTION OF THE INDUSTRY, PLANS FOR FUTURE EXPANSION, VARIOUS BUSINESS DEVELOPMENT ACTIVITIES, PLANNED CAPITAL EXPENDITURES, FUTURE FUNDING SOURCES, ANTICIPATED SALES GROWTH AND POTENTIAL CONTRACTS) INVOLVE IMPORTANT RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY AFFECT ANTICIPATED RESULTS IN THE FUTURE AND, ACCORDINGLY, SUCH RESULTS MAY VARY MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY OR ON BEHALF OF COMPANY. THERE CAN BE NO ASSURANCE THAT COMPANY WILL ACHIEVE THE RESULTS PROJECTED OR IMPLIED BY THE FORWARD-LOOKING STATEMENTS INCLUDED IN THIS DOCUMENT. THE COMPANY FACES RISKS AND UNCERTAINTIES WHICH INCLUDE, BUT ARE NOT LIMITED TO, THOSE RELATING TO DEVELOPMENT AND EXPANSION ACTIVITIES, DEPENDENCE ON EXISTING MANAGEMENT, FINANCIAL ACTIVITIES, DOMESTIC AND GLOBAL ECONOMIC CONDITIONS, CHANGES IN FEDERAL OR STATE/PROVINCIAL INCOME TAX LAWS, AND MARKET COMPETITION FACTORS. ACCORDINGLY, COMPANY RELIES ON THE "SAFE HARBOR" PROVISIONS FOR FORWARD- LOOKING STATEMENTS PRESCRIBED BY THE US PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

COMPANY RESERVES THE RIGHT TO AMEND OR REPLACE THE INFORMATION CONTAINED HEREIN, IN PART OR ENTIRELY, AT ANY TIME AND UNDERTAKES NO OBLIGATION TO PROVIDE THE RECIPIENTWITH ACCESS TO THE AMENDED INFORMATION OR TO NOTIFY THE RECIPIENT THEREOF.

Business and Strategy

- Micro Cap Company in the behavioral health addiction treatment business in Canada.
- Developed a unique approach to addiction treatment that has been very successful.
- Company has reached profitability for the quarter ended June 30, 2014 after three years establishing business and we expect to begin rolling up assets in the addiction treatment space.
- Company has *in place* a four-step plan to dramatically improve the balance sheet and income statement which we hope to execute on an accelerated time line.
  - 1. divest the Company's endoscopy business
  - 2. purchase the underlying real estate for its addiction treatment facility
  - 3. close acquisition number 1 by December 31, 2014.
  - 4. close acquisition number 2 by December 31, 2014
- After completion of its four-step plan, the Company would have three separate facilities specializing in 13-19 year olds, 20-29 year olds, and 30-70 year olds.

Financial Details

Before Completion of Four Step Plan*

Income Statement 2013

Revenue	$5,962,304
Payroll	4,375,201
Rent	1,016,387
Other	1,889,911
Loss	$(1,319,195)

Balance Sheet Dec 31, 2013

Assets	$1,193,464
Liabilities	
Bank	126,073
Def Rev	107,477
Related Party	622,356
Payables	804,464
Taxes	2,390,775
Convertible	246,612
Total Liabilities	4,298,157
Shareholders' s Equity	($3,104,693)

*** From 10-K for the year ended December 31, 2013**

After Completion of Four Step Plan**

Income Statement 2015 (Annualized)

Revenue	$ 18,688,000
Payroll	7,200,000
Interest	1,339,000
Other	6,399,000
Net	$ 3,750,000

Balance Sheet Dec 31,2015

Current Assets	$ 7,115,000
Fixed Assets	17,150,000
Goodwill	12,000,000
Total Assets	36,265,000
Current Liabilities	3,715,000
Mortgage Debt	10,700,000
Convertible Debt	6,000,000
Shareholder' s Equity	$15,850,000

****Projected**

Transactions and Financing

- Total value of transactions we plan to make - $31.7 Million
- Total value of convertible debt and equity financing required - $19.7 Million
- Company wishes to use this platform to up-list to a national exchange.

Transaction Summaries

- Buy Leased Property for $10 Million with $7 million mortgage and $3 million equity.
- Sell Endoscopy division for $2 Million. A note receivable and the cancellation of 5.0 million shares of the Company.
- After steps 1 and 2, estimated EBITDA of $2.0 Million ($0.035 per share).
- Acquire Youth addiction treatment business for $3.7 Million. VTB of $0.7 Million and $3.0 Million of new equity. Estimated contribution to EBITDA of $1.0 Million ($0.044 per share).
- Acquire young adult addiction treatment business for $16.0 Million. Mortgage of $4.0 Million, Convertible Debt of $6.0 Million, and new equity of $6.0 Million of which $2.0 Million will be contributed by Vendor. Estimated contribution to EBITDA of $2.5 Million ($0.054 per share).

GreeneStone Healthcare Corporation: Revenue Growth



20,000,000
18,000,000
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
0
185,243
1,678,804
5,540,909
5,962,304
8,436,000
18,688,000
2010
2011
2012
2013
2014 (E)
2015 (E)

GRST Current Share Structure

- Shares began trading March 2012
- OTCQB: GRST
- Current stock price: $.010 (closing price on September 9, 2014)
- Market Cap of $4.73 million ($5.33 FD)
- 47.3 million shares outstanding
- 19 million float (on deposit)
- 53.3 million fully diluted

Future Growth

- The Addiction Treatment field has seen a dramatic increase in M & A activity.
- Currently the Company is aware of several transactions in the Addiction Treatment field in range of $10 million to $250 million that are in process.
- Company has identified several additional Addiction Treatment companies that could be acquired from $5 million to $100 million.
- Market currently paying 6 to 9 times EBITDA for Addiction Treatment companies.

Management Bios

Shawn Leon, HBBA: President

*Shawn Leon is President of Greenestone Healthcare Corporation, a publicly listed company and its wholly owned subsidiaries. Mr. Leon is also the President of Leon Developments Ltd., which has several sites in various stages of ongoing development.

*Prior to these current positions, Mr. Leon has had twenty five years of experience in managing public and private development stage companies. He has experience in various industries including Industrial Minerals, Aggregates, Oil and Gas, Mining, Financial, Technology, Hospitality and Medical. Mr. Leon has provided financing and capital markets oversight for many of these ventures in Canadian and US markets. Many of these ventures have involved negotiations for mergers and acquisitions.

*Shawn completed three years post graduate training in Sales and Marketing at IBM Canada where he focused on small systems marketing in the Printing, Publishing and Graphic Arts Industries. Shawn holds an Honours Bachelor of Business Administration degree from Wilfrid Lauier University, 1982.

Management Bios

Dr. Anita Teslak, C.Psych: VP, Operations

Dr. Teslak is currently the Vice President of Operations at GreeneStone Healthcare Corporation. She is involved in delivering direct services as well as managing the organizations' programs. Dr. Teslak is a registered psychologist with the College of Psychologists of Ontario. Her work of nearly 30 years' consists of gaining and building practical skills in leadership, management, consulting, coaching and counselling.

Dr. Teslak was the CEO of Adler International Learning where she not only expanded the business internationally but was able to pursue her desire in education and learning. She obtained her certification as a coach through the International Coaching Federation.

Dr. Teslak is a member in good standing with OPA, CPA and the ICF. She was a board of trustee member for the Psychology Foundation of Canada where she chaired the workplace committee. Her passion is to assist corporations as they flourish to recognize the balance between the fiscal and human responsibility. Dr. Teslak holds a B.A from York University and an M.A. in Counselling Psychology and Psy.D. in Clinical Psychology from The Adler School of Professional Psychology.